EXHIBIT 10.65

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS OF PROTEONOMIX, INC.

On December 3, 2010, a special meeting of the Board of Directors of Proteonomix, Inc. (the “Corporation”) was held telephonically.  Appearing at the meeting were directors Michael Cohen, Steven Byle and Roger Fidler.  A quorum being present the meeting was called to order. Roger Fidler acted as secretary for the meeting.

The first order of business was consideration of issuance of shares of the corporation to Steven Byle and Michael Cohen for conversion of debt. After thorough discussion and upon motion properly made and seconded, it was unanimously:

RESOLVED, that Michael Cohen shall be issued 250,000 shares of the Corporation’s common stock in exchange for cancellation of debt of $112,500.

BE IT FURTHER RESOLVED, that the appropriate offices of the Corporation are hereby directed to effect the issuance of the shares to Mr. Cohen as soon as practicable.

There being no further business, and upon motion properly made and seconded the meeting was concluded.

/s/ Roger L. Fidler_________

Roger L. Fidler

Secretary of the Meeting

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS OF PROTEONOMIX, INC.

On December 13, 2010, a special meeting of the Board of Directors of Proteonomix, Inc. (the “Corporation”) was held telephonically.  Appearing at the meeting were directors Michael Cohen, Steven Byle and Roger Fidler.  A quorum being present the meeting was called to order. Roger Fidler acted as secretary for the meeting.

The first order of business was consideration of issuance of shares of the corporation to Steven Byle and Michael Cohen for conversion of debt. After thorough discussion and upon motion properly made and seconded, it was unanimously:

RESOLVED, that Michael Cohen shall be issued 375,000 shares of the Corporation’s common stock in exchange for cancellation of debt of $210,000.

BE IT FURTHER RESOLVED, that Steven Byle shall be issued 178,572 shares of the Corporation’s common stock in exchange for cancellation of debt of $100,000.

BE IT FURTHER RESOLVED, that the appropriate offices of the Corporation are hereby directed to effect the issuance of the shares to Mr. Cohen and Mr. Byle as soon as practicable.

There being no further business, and upon motion properly made and seconded the meeting was concluded.

/s/ Roger L. Fidler_________

Roger L. Fidler

Secretary of the Meeting